Subsequent Events Textblock	12 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
24.	Subsequent Events

On September 19, 2011, the Company announced the acquisition of all of the equity interests of Hefei Langji Technology Co., Ltd ("Langji"), the leading HR solution provider to China's coal-mining industry and is based in Hefei in Anhui province specializes in providing HR solution, and its wholly-owned subsidiary, Shanghai Zhongrui ("Zhongrui"), its sales and marketing arm based in Shanghai, for a total purchase price of RMB10.8 million (approximately $1.69 million). The acquisition was completed on October 19, 2011. In October 2011, the Company paid cash of $0.28 million. The remaining balance of the consideration of $1.41 million will be paid in a combination of cash and the Company's common stock through September 2016.